Exhibit 10.2(b)

AMENDMENT NO. 1

TO

RELYPSA, INC.

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, dated as of July 26, 2012 (the “Agreement”), is made and entered into as of October 30, 2013 (the “Effective Date”) by and among RELYPSA, INC., a Delaware corporation (the “Company”), and the Investors signatory hereto. Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

RECITALS

WHEREAS, Section 5.5(a) of the Agreement provides that the Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under the Agreement may be waived, only upon the written consent of the Company and the Requisite Holders (as defined in the Agreement);

WHEREAS, the parties signatory hereto constitute the Requisite Holders; and

WHEREAS, the parties signatory hereto desire to amend the Agreement to amend the definition of “Requisite Holders”.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendment. Section 1.2(q) of the Agreement is hereby deleted and replaced in its entirety with the following:

“Requisite Holders” means (i) from the Effective Date until the closing of the Initial Offering, the holders of shares of Series Preferred representing at least fifty-five percent (55%) of the total number of shares of Common Stock into which the outstanding Series Preferred could be converted pursuant to Section 5(a) of Article IV(E) of the Restated Charter (as currently in effect), voting together as a single class, and (ii) from and after the closing of the Initial Offering, the Investors holding at least fifty-five percent (55%) of the total number of outstanding shares of Registrable Securities held by all of the Investors, voting together as a single class.

2. Effective Date. This Amendment shall be effective as of the Effective Date upon the execution hereof by the Requisite Holders (as defined in the Agreement).

3. No Further Amendment. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all of the terms and conditions and provisions thereof

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shall remain in full force and effect. This Amendment is limited precisely as written and, except as set forth in Section 4 of this Amendment, shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

4. Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference in the Agreement to “this Agreement,” “hereof,” “herein,” “hereunder” and words or expressions of similar import shall be deemed a reference to the Agreement as amended hereby. Upon execution of this Amendment by the Company and the Requisite Holders (as defined in the Agreement), this Amendment shall be binding on all parties to the Agreement, regardless of whether such party has consented to this Amendment.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.

6. Counterparts; Execution. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, and all of which together shall be constitute one instrument. Delivery or acceptance of this Amendment or any portion thereof by facsimile transmission or digitally, or in any electronic fashion, shall have the same effect as if delivered personally and any such transmission signature, initial or notation, shall have the same effect as if it were an original and shall be binding upon the maker thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

COMPANY:

RELYPSA, INC.

By:	/s/ Kristine M. Ball
Kristine M. Ball
Senior Vice President, Chief Financial Officer

Address:	700 Saginaw Drive
Redwood City, CA 94063

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

ORBIMED PRIVATE INVESTMENTS IV, LP

By:	OrbiMed Capital GP IV LLC
Its:	General Partner

By:	/s/ Jonathan Silverstein
Jonathan Silverstein
General Partner

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

NEW LEAF VENTURES I, L.P.

By:	New Leaf Venture Management I, L.P.
Its:	General Partner

By:	New Leaf Venture Management I, L.L.C.
Its:	General Partner

By:	/s/ Ron Hunt
Ron Hunt
Managing Director

SPROUT CAPITAL IX, L.P.

By:	DLJ Capital Corporation
Its:	Managing General Partner

By:	/s/ Ron Hunt
Ron Hunt
Attorney in Fact

SPROUT ENTREPRENEURS FUND, L.P.

By:	DLJ Capital Corporation
Its:	Managing General Partner

By:	/s/ Ron Hunt
Ron Hunt
Attorney in Fact

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

5AM VENTURES II, LP, by its General Partner

5AM Partners II LLC

By:	/s/ Scott Rocklage
Scott Rocklage
Managing Member

5AM CO-INVESTORS II, LP, by its General Partner

5AM Partners II LLC

By:	/s/ Scott Rocklage
Scott Rocklage
Managing Member

5AM VENTURES III, LP, by its General Partner

5AM Partners III LLC

By:	/s/ Scott Rocklage
Scott Rocklage Managing Member

5AM CO-INVESTORS III, LP, by its General Partner

5AM Partners III LLC

By:	/s/ Scott Rocklage
Scott Rocklage
Managing Member

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

DELPHI VENTURES VII, L.P.
By:	Delphi Management Partners VII, LLC
General Partner

By:	/s/ Deepa Pakianathan
	Name:	Deepa Pakianathan
	Its:	Managing Member

DELPHI BIOINVESTMENTS VII, L.P.
By:	Delphi Management Partners VII, LLC
General Partner

By:	/s/ Deepa Pakianathan
	Name:	Deepa Pakianathan
	Its:	Managing Member

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

MEDIPHASE VENTURE PARTNERS II
LIMITED PARTNERSHIP

By:	Mediphase II LLC
Its:	General Partner

By:	/s/ Paul A. Howard
Paul A. Howard
Manager

MEDIPHASE VENTURE PARTNERS (DP & UP) LIMITED PARTNERSHIP

By:	Mediphase (DP & UP) LLC
Its:	General Partner

By:	/s/ Paul A. Howard
Paul A. Howard
Manager

MEDIPHASE VENTURE PARTNERS II
(SELECT FUND) LIMITED PARTNERSHIP

By:	Mediphase II (Select Fund) LLC
Its:	General Partner

By:	/s/ Paul A. Howard
Paul A. Howard
Manager

MEDIPHASE VENTURE PARTNERS II
(SPECIAL SITUATION) LIMITED PARTNERSHIP

By:	Mediphase II (Special Situation) LLC
Its:	General Partner

By:	/s/ Paul A. Howard
Paul A. Howard
Manager

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this AMENDMENT NO. 1 TO RELYPSA, INC. SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the Effective Date.

INVESTORS:

SIBLING CAPITAL FUND I, LLC

By:	Sibling Capital, LLC
Its:	Manager

By:	/s/ Sandra I. Coufal, M.D.
Sandra I. Coufal, M.D.
President

[Signature Page to Amendment No. 1 to Relypsa, Inc.

Second Amended and Restated Investor Rights Agreement]